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         RECORDING REQUESTED BY


         AND WHEN RECORDED MAIL TO




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                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE

                       EASEMENT AGREEMENT (RIGHT TO TAKE WATER)
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    This Easement Agreement (Right to Take Water) (this "Agreement") is made as of January 1, 1997, by SAM AVILA and MARGARET J. AVILA, as trustees under declaration of trust dated August 16, 1989, and MARGARET J. AVILA and VALARIE BASSETTI (also known as Valerie Bassetti) successor co-trustees of the testamentary trust of Joseph Labarere, deceased, and SAM AVILA, also known as Samuel R. Avila, Jr., and MARGARET J. AVILA, husband and wife (collectively, the "Owners"), and SCHEID VINEYARDS AND MANAGEMENT CO., a California corporation ("Scheid"), in favor of CANANDAIGUA WEST, INC., a New York corporation ("Canandaigua").

                                       RECITALS

    A. The Owners, as lessors, and Scheid, as lessee, have entered into that certain Lease dated as of January 1, 1997 (as amended from time to time, the "Scheid Lease"), with regard to that certain real property situated in the County of MONTEREY, State of California, and more particularly described on Exhibit A attached hereto and made a part hereof (the "First Property"). Paragraph 11 of the Scheid Lease prohibits water produced on the First Property from being transported for use off of the First Property.

    B. Canandaigua, as lessee, proposes to enter into a Lease dated as of January 1, 1997 (as amended from time to time, the "Canandaigua Lease"), with the Owners, as lessors, with regard to that certain real property situated in the County of MONTEREY, State of California, and more particularly described on Exhibit B attached hereto and made a part hereof (the "Second Property"). A condition to Canandaigua entering into the Canandaigua Lease is the execution and delivery of this Agreement by the Owners and Scheid.

                                      AGREEMENT

    1. In consideration of Canandaigua entering into the Canandaigua Lease and notwithstanding Paragraph 11 of the Scheid Lease, any other terms of the Scheid Lease or the terms of any future lease that the Owners may enter into with respect to the First Property, the Owners and Scheid hereby agree that, for so long as the Canandaigua Lease shall be in effect (or until, if earlier, the delivery or recording of a written notice of termination hereof by Canandaigua), Canandaigua shall have the right, at no fee or cost to Canandaigua, and Owners and Scheid hereby grant an easement to Canandaigua, to take, transport and use such amount of water from the First Property as shall be reasonably necessary for the development, maintenance and operation of a wine grape vineyard on the Second Property. In connection therewith, Canandaigua shall have the right of pedestrian and vehicular access to the First Property, at all reasonable times, to construct, maintain and repair wells, pipelines, pumps and all other fixtures and improvements as may be reasonably necessary to take and transport such water from the First Property to the Second Property.

    2. This Agreement shall continue in effect without regard to whether the Scheid Lease shall then be in effect.

    3. This Agreement shall be binding upon the Owners and Scheid, and their respective heirs, legal representatives, successors and assigns, and shall inure to the benefit of Canandaigua and its successors, subtenants and assigns.

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    4.   This Agreement is an easement which shall be, constitute and remain a covenant running with the land and a burden which binds all current and subsequent owner(s) of the First Property and/or improvements from time to time located thereon and each of their heirs, executors, administrators, personal and legal representatives, grantees, successors and assigns.

    5. Any notice to be provided to the Owners hereunder shall be deemed properly given if sent by registered, certified or express mail addressed to Sam Avila or Margaret J. Avila at P.O. Box 419, San Ardo, California 93450. Any notice to be provided to Scheid hereunder shall be deemed properly given if sent by registered, certified or express mail to 13470 Washington Boulevard, Marina del Rey, California 90292.

    IN WITNESS WHEREOF, the Owners and Scheid have entered into this Agreement as of the date first above set forth.

                                            /s/ Sam Avila
                                            ----------------------------------
                                             SAM AVILA, individually and
STATE OF CALIFORNIA     )                    as trustee under declaration
COUNTY OF MONTEREY      ) SS.                of trust dated August 16,
                                             1989
                                            /s/ Margaret J. Avila
On_______________, before me, the           ----------------------------------
undersigned, a Notary Public,               MARGARET J. AVILA,
personally appeared SAM AVILA,              individually, as trustee
MARGARET J. AVILA, AND VALERIE              under declaration of trust
BASSETTI, personally known to me (or        dated August 16, 1989, and
proved to me on the basis of                as successor co-trustee of
satisfactory evidence) to be the            the testamentary trust of
persons whose names are subscribed          Joseph Labarere, deceased
to the within instrument and
acknowledged to me that they
executed the same in their
authorized capacities, and that by
their signatures on the instrument
the persons, or the entity upon
behalf of which the persons acted,
executed the instrument.
                                            /s/ Valerie Bassetti
                                            ----------------------------------
WITNESS my hand and official seal.          VALERIE BASSETTI, as
                                            successor co-trustee of the
Signature /s/                               testamentary trust of Joseph
         ------------------------------     Labarere, deceased



                                       (This area for official notarial seal)



STATE OF CALIFORNIA     )                SCHEID VINEYARDS AND MANAGEMENT
COUNTY OF MONTEREY      ) SS.            CO.

On____________, before me, the           By /s/ Scott D. Scheid
undersigned, a Notary Public,              ------------------------------------
personally appeared SCOTT D. SCHEID,        Name:  Scott D. Scheid
personally known to me (or proved to        Title: Vice President
me on the basis of satisfactory
evidence) to be the person whose
name is subscribed to the within
instrument and acknowledged to me
that he/she executed the same in
his/her authorized capacity, and
that by his/her signature on the
instrument the person, or the entity
upon behalf of which the person
acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/
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                                         (This area for official notarial seal)

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